NUMBER

BIO

FOR POSITION ONLY

BIODEL

Biodel Inc.

Common Stock

SHARES

INCORPORATED UNDER THE LAWS OF
THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 09064M 10 5

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF

BIODEL INC.

CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

BIODEL INC.
CORPORATE
SEAL
DELAWARE
*

SIGNATURE AND TITLE TO COME
TITLE

SIGNATURE AND TITLE TO COME
TITLE

Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, N.J.)
Transfer Agent
and Registrar

By
Authorized Officer

The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______

______

______ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______

______

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.